January 14, 1997

                        Tax-Free Pennsylvania Fund
                          A Class/B Class/C Class
                             (April 29, 1996)

                         International Equity Fund
                            Global Assets Fund
                             Global Bond Fund
                           Emerging Markets Fund
                          A Class/B Class/C Class
                               (May 1, 1996)

              Supplement to Prospectuses Dated as Noted Above

     The NAV purchase accommodation program described under Buying Class A Shares at Net Asset Value in the Prospectus has been discontinued. This program permitted prospective investors in Class A Shares of the above Funds to purchase shares of a Fund at net asset value within 90 days after a redemption of shares from a fund outside the Delaware Group of funds provided that:
1) the redeemed shares were purchased no more than five years before the proposed purchase of Class A Shares of a Fund; and 2) a front-end sales charge was paid in connection with the purchase of the redeemed shares or a contingent deferred sales charge was paid upon their redemption.

     In addition, effective November 1, 1996, the "NAV/Delaware Group Asset Planner Accommodation Program," described under Buying Class A Shares at Net Asset Value in the Prospectus, has been discontinued. This program permitted certain investors who were already shareholders in any Delaware Group fund or, with the exception of investors of Tax-Free Pennsylvania Fund, those who were transferring assets into a Delaware Group individual retirement account ("IRA") from another IRA outside the Delaware Group or from a qualified plan distribution to invest in Delaware Group funds at net asset value when using the Asset Planner service. All share purchases through Delaware Group Asset Planner are now subject to applicable sales charges. Delaware Group Asset Planner is an asset allocation service that gives investors, working with a financial professional, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. See The Delaware Difference and How to Buy Shares in each Delaware Group fund prospectus.

     Also effective November 1, 1996, the annual $35 Asset
Planner fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay the annual IRA fee of $15 per Social Security number.